Equity	3 Months Ended
Mar. 31, 2025
Equity [Abstract]
EQUITY
12.	EQUITY

Issuance of ordinary shares

On February 5, 2025, the Group entered into an underwriting agreement with BTIG, LLC as the representative of the underwriters named therein, to issue and sell 7,142,858 Class A ordinary shares for total expected gross proceeds of approximately $50 million before underwriting discounts and commissions and offering expenses. The issuance was completed on February 7, 2025, the proceeds from issuance of ordinary shares, net of offering costs, amounted to approximately $41.6 million.

Shares Repurchase from public market

On February 7, 2025, the Group announced that its board of directors has authorized a share repurchase program (the “Share Repurchase Program”) to buy back up to $30 million of its outstanding Class A ordinary shares.

The following table sets forth repurchase activity under the Share Repurchase Program from inception through March 31, 2025:

	Total numbers of Class A Ordinary shares purchased	Average price paid per Class A Ordinary share
Periods
February 2025:
Open market purchases	1,644,809	$4.99
March 2025:
Open market purchases	1,160,258	$4.80
	2,805,067